As filed with the Securities and Exchange Commission on August 30, 2010

1933 Act Registration File No. 033-48907

1940 Act File No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 64	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64	☒

MARSHALL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code (800) 236-3863

(Name and Address of Agent for Service) John M. Blaser M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202	Copy to: Maureen A. Miller Vedder Price P.C. 222 North LaSalle Street, Suite 2500 Chicago, Illinois 60601

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)
☒	on August 31, 2010 pursuant to rule 485(b)
☐	60 days after filing pursuant to rule 485(a)(1)
☐	on (date) pursuant to rule 485(a)(1)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on (date) pursuant to rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Marshall Funds

Prospectus

September 1, 2010

Investor Class (Class Y)

• Marshall Large-Cap Focus Fund (MLYFX)

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investor Class
(Class Y)

FUND SUMMARY

Marshall Large-Cap Focus Fund (Fund)

Investment Goal:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses(1)	1.05%
Total Annual Fund Operating Expenses	1.55%
Fee Waiver and Expense Reimbursement(2)	0.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Investor Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.90% through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$92
3 Year	$426

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies. Large-sized companies are those companies, at the time of purchase, similar in market capitalization to those within the S&P 500 Index, which as of July 30, 2010 was between approximately $1.1 billion and $305.1 billion. The Fund normally invests in approximately 40 to 55 stocks.

The Adviser’s investment process begins with a top down business cycle analysis and then focuses on companies with positive fundamental change characteristics such as enhancing revenues, improving profit margins, and/or increasing cash flows.

The Fund, from time to time, maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

FUND SUMMARY	1

Marshall Large-Cap Focus Fund (Fund) (cont.)

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Cash Risks. To the extent the Fund holds cash or cash equivalents rather than securities, this could cause the Fund to not achieve its investment goal and could negatively affect the Fund’s performance.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. The Fund is managed by a team of portfolio managers and other investment personnel comprised of investment professionals in Delta Asset Management, an operating division of the Adviser.

Carl Goldsmith, a senior vice president of the Delta Asset Management division, has served as the lead portfolio manager of the Fund since its inception.

Marla Ryan, CFA, a senior vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

David Garza, CFA, a vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Brenda Cullen, a vice president and senior equity analyst of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $1,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. You can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Investor Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

Phone. Call 1-800-236-FUND (3863).

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Wire/Electronic Transfer. Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	FUND SUMMARY

Additional Information Regarding Principal Investment Strategies and Risks

The Fund’s investment goal is non-fundamental and may be changed without shareholder approval, upon at least 60 days’ notice to shareholders. In implementing its investment goal, the Fund may invest in the following securities and use the following transactions and investment techniques as part of its principal investment strategies. Some of these securities, transactions and techniques involve special risks, which are described below. The Fund, which has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by its name, will provide shareholders with at least 60 days’ notice of any change in this policy.

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Investment Techniques

Securities Lending. The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment goal.

Additional Risk Information

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of the Fund’s investments goes down, you may lose money.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	3

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

In addition to the above principal risks, the U.S. and international markets have experienced dramatic volatility, lower valuations and reduced liquidity in recent years. Such market conditions may increase the risks affecting the Fund. Furthermore, although the Fund does not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Fund’s Adviser believes it is appropriate to do so in light of the Fund’s investment goal. As a result, the Fund may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by the Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders for federal income tax purposes.

4	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the Marshall Funds? Only adult U.S. citizens or residents or a U.S. entity with a valid U.S. taxpayer identification (social security or employer identification) number may invest in the Marshall Funds. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy the Investor Class shares of the Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on most national holidays and on Good Friday.

When you deliver your transaction request in proper form and it is accepted by the Marshall Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) for the Investor Class shares. The NAV is calculated for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? The Fund’s NAV per Investor Class share is the value of a single Investor Class share. It is computed by totaling the Investor Class shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Investor Class shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Investor Class shares, then dividing the result by the number of Investor Class shares outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

In determining the NAV for the Fund, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ.

Equity securities without a reported trade are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Redemption Fee. For 30 days following your purchase of shares of the Fund, your redemption or exchange proceeds may be reduced by a redemption fee of 2.00%. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in the

HOW TO BUY SHARES	5

How to Buy Shares (cont.)

Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Fund by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Clients of Marshall & Ilsley Trust Company N.A. (M&I Trust) may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian, normally the next business day after receipt. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
•To open an account–$1,000

•To add to an account (including through a Systematic Investment Program)–$50

6	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Phone 1-800-236-FUND (3863)
•Contact MIS.

•Complete an application for a new account.

•Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail
•To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•To add to your existing Fund account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person
•Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wire
•Notify MIS and request wire instructions at 1-800-236-FUND (3863).

•If a new account, fax completed account application to MIS at 1-414-287-8511.

•Mail a completed account application to the Fund at the address above under “Mail.”

•Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	7

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the next Fund share price determined after MIS receives the order.

•The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

•Call MIS at 1-800-236-FUND (3863) to apply for this program.

Marshall Funds Website
•You may purchase Fund shares at www.marshallfunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
•If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

•If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

•All checks should be made payable to “Marshall Funds.”

•The maximum ACH purchase amount is $100,000.

8	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests for the Fund must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain distributions or dividends), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
•Contact MIS.

•If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

•Not available to retirement accounts, for which redemptions must be done in writing.

Mail
•Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•For additional assistance, call MIS at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	9

Fund Redemption Easy Reference Table (cont.)

In Person
•Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

•The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•Contact MIS to apply for this program.

Marshall Funds Website
•You may redeem Fund shares at www.marshallfunds.com.

10	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange Investor Class shares of the Fund for Investor Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Marshall Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received by the Fund before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Marshall Fund into which you exchange, if applicable.

The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

HOW TO REDEEM AND EXCHANGE SHARES	11

Additional Conditions for Redemptions (cont.)

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the Fund within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), such as disability, hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions and loans. The Fund’s officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Fund seeks to detect and deter market timing activity, its ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Fund may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those utilized by the Fund’s transfer agent. In addition, the Fund may rely on a financial intermediary’s market timing policy, even if those policies are different from the Fund’s policy, when the Fund believes that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on whether the redemption fee is applied to redemptions or exchanges of your shares.

The Fund may request that financial intermediaries furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Fund also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Fund’s or their market timing policies. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

12	HOW TO REDEEM AND EXCHANGE SHARES

Account and Share Information

Fund Transactions Through Marshall Funds Website. If you have previously established an account with the Fund, you may purchase, redeem or exchange shares through the Marshall Funds’ website at www.marshallfunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of M&I Trust should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by the Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Fund, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the Fund are declared and paid quarterly. Dividends are paid to all shareholders invested in the Fund on the record date, which is the date on which a shareholder must officially own shares in order to receive a dividend.

In addition, the Fund distributes net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in the Fund’s distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment. Dividends and capital gain distributions are treated the same for federal income tax purposes whether received in cash or in additional shares.

ACCOUNT AND SHARE INFORMATION	13

Account and Share Information (cont.)

What are Dividends and Capital Gains?

A dividend is the money paid to share-

holders that a mutual fund has earned

from the income on its investments

after paying any Fund expenses.

A capital gain distribution is the

money paid to shareholders from a

mutual fund’s net profit realized from

the sales of portfolio securities.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. The distribution will generally be taxable to you for federal income tax purposes.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in your account (other than accounts established through the Systematic Investment Program) and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers two classes of shares. All shares of a class of the Fund have equal voting rights and generally will be entitled to vote in the aggregate and not by a class. There may be circumstances, however, when only shareholders of a particular class or a Marshall Fund are entitled to vote on matters affecting that class or fund. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of investment income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions, determined without regard to the deduction for dividends paid by the Fund), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for taxable years beginning on or before December 31, 2010 for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income for taxable years beginning after December 31, 2010. Distributions of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long you may have held shares of the Fund. The maximum federal income tax rate on ordinary income is currently 35%, while long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum federal income tax rate on ordinary income is scheduled to increase to 39.6% and the long-term capital gain rate is scheduled to increase to 20%. Distributions from the Fund are expected to primarily consist of net capital gains.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Your redemption of Fund shares may result in a taxable gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as

14	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

short-term capital gain or loss. An exchange of Fund shares for shares in any other Marshall Fund generally will be treated for federal tax purposes as a redemption followed by the purchase of shares of the other fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, you fail to make certain required certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including tax-exempt interest dividends) and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Back-up withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

ACCOUNT AND SHARE INFORMATION	15

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser manages the Fund’s assets, including buying and selling portfolio securities for the Fund. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of July 31, 2010 the Adviser had approximately $32.5 billion in assets under management, of which approximately $8.4 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Managers. The Fund is managed by a team of portfolio managers and other investment personnel comprised of investment professionals in Delta Asset Management, an operating division of the Adviser.

Carl Goldsmith, a senior vice president of the Delta Asset Management division, has served as the lead portfolio manager of the Fund since its inception. Mr. Goldsmith is a founding member of Delta Asset Management, formed in 1991 as part of Furman Selz Capital Management. Prior to forming Delta Asset Management, he was the Senior Equity Portfolio Manager for Security Pacific Investment Managers.

Marla Ryan, CFA, a senior vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 1998, Ms. Ryan served as an Equity Portfolio Manager with Farmers Insurance Group, an Analyst at ARCO Investment Management Company, and Assistant Vice President with Security Pacific Corporate Banking Group.

David Garza, CFA, a vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 2006, Mr. Garza was the Director of Investments for the Large Cap Growth team at Engemann Asset Management. He also founded Galileo Capital Management where he managed a long/short portfolio. Mr. Garza was formerly a partner and Managing Director at Roxbury Capital Management and an auditor at Ernst & Young.

Brenda Cullen, a vice president and senior equity analyst of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 2005, Ms. Cullen was an equity analyst at Hotchkis and Wiley Capital Management.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fee. The Adviser is entitled to receive an investment advisory fee from the Fund at the annual rate of 0.50% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee for the Fund. Any such waiver by the Adviser is voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.90% of the ADNA of the Investor Class of the Fund (the “Expense Limit”). The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

The Board’s basis for approving the investment advisory contract on behalf of the Fund will be included in the Fund’s first financial report.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Fund as custodian of the assets, shareholder services agent, securities lending agent, recordkeeper and administrator directly and through its division, MIS. The custody fees are calculated at the annual rate of 0.02% on the first $250 million of the Fund’s ADNA plus 0.01% of assets exceeding $250 million. M&I Trust is entitled to

16	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

receive shareholder services fees from the Fund at the annual rate of 0.25% of the Fund’s ADNA. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of the Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator.

M&I Trust, as administrator, is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives from the Fund an annual per-account fee for recordkeeping services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform recordkeeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Fund to M&I Trust) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as M&I Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Fund and for other services. For its services, M&I Financial Advisors may receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. MID is an affiliate of the Adviser and M&I Trust.

MARSHALL FUNDS, INC. INFORMATION	17

Financial Highlights

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s first financial report.

18	FINANCIAL HIGHLIGHTS

Marshall Funds, Inc.

Privacy Policy Notice

Federal regulations require financial institutions to deliver a summary of their privacy policies to their customers. We were committed to maintaining the confidentiality of your personal information long before these regulations required us to do so, and intend to do the same in the future. Allow us to summarize for you, in clear, plain-English terms, our policies regarding how we obtain, handle, use and protect your personal information.

INFORMATION COLLECTION POLICY. We receive non-public personal information about you during the normal course of business from the following sources:

•

From you, or from your financial representative, on account applications, other forms or electronically (for example, your name, address, phone number, e-mail address, social security number, assets and income).

•	From you, or from your financial representative, through transactions, correspondence and other communications (for example, your specific investment purchases and your account balances).

•	From you in connection with providing you a financial product or service (for example, your bank account numbers used for transferring funds to or from the Marshall Funds).

INFORMATION SHARING POLICY. Under no circumstances, do we rent, sell or trade your personal information to anyone nor do we disclose it to anyone except as permitted or required by law. We may disclose your non-public personal information to companies that provide services to the Marshall Funds such as transfer agents, printers and mailing agents that deliver annual reports, prospectuses and other required shareholder communications. All of the information we collect may be shared with our affiliates (such as Marshall & Ilsley Trust Company, M&I Financial Advisors, Inc. and their affiliates). We also may share this information with financial institutions, such as the bank, broker-dealer or other financial intermediary through whom you purchased your shares of the Marshall Funds, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service or with other financial institutions with whom we have joint marketing agreements.

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION SECURITY POLICY. We maintain physical, electronic and procedural safeguards consistent with industry standards to protect the confidentiality, integrity and security of your non-public personal information. We permit access to your personal information only by authorized personnel who need that information to provide products or services to you. On our website, we use a full range of Internet security measures such as data encryption, user names and passwords. Please note, however, that when you use a link from our website to a non-Marshall Funds site, the Marshall Funds privacy policies and Internet security measures no longer apply.

We require third parties to protect the security and confidentiality of your non-public personal information. These requirements are reflected in written agreements between the Marshall Funds and third party service providers. Except as required by law, under no circumstances do we permit third parties to rent, sell, trade or otherwise release or disclose your personal information to any other party.

CHANGES TO OUR PRIVACY POLICY. The Marshall Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ADDITIONAL RIGHTS. You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

* * *

For questions about our privacy policy, please contact us at 1-800-236-FUND (3863) or visit our website at http://www.marshallfunds.com.

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the SAI and the Annual and Semi-Annual Reports of the Fund as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the Marshall Funds’ website at www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

Internet address: www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

M&I Distributors, LLC Distributor	Investment Company Act File No. 811-58433

Marshall Funds

Prospectus

September 1, 2010

Institutional Class (Class I) (MLIFX)

• Marshall Large-Cap Focus Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Institutional Class
(Class I)

Fund Summary

Marshall Large-Cap Focus Fund (Fund)

Investment Goal:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.80%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and Expense Reimbursement(2)	0.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Institutional Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$66
3 Years	$348

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies. Large-sized companies are those companies, at the time of purchase, similar in market capitalization to those within the S&P 500 Index, which as of July 30, 2010 was between approximately $1.1 billion and $305.1 billion. The Fund normally invests in approximately 40 to 55 stocks.

The Adviser’s investment process begins with a top down business cycle analysis and then focuses on companies with positive fundamental change characteristics such as enhancing revenues, improving profit margins, and/or increasing cash flows.

The Fund, from time to time, maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

EQUITY FUND	1

Marshall Large-Cap Focus Fund (cont.)

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Cash Risks. To the extent the Fund holds cash or cash equivalents rather than securities, this could cause the Fund to not achieve its investment goal and could negatively affect the Fund’s performance.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. The Fund is managed by a team of portfolio managers and other investment personnel comprised of investment professionals in Delta Asset Management, an operating division of the Adviser.

Carl Goldsmith, a senior vice president of the Delta Asset Management division, has served as the lead portfolio manager of the Fund since its inception.

Marla Ryan, CFA, a senior vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

David Garza, CFA, a vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Brenda Cullen, a vice president and senior equity analyst of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $2 million. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Institutional Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	EQUITY FUND

Additional Information Regarding Principal Investment Strategies and Risks

The Fund’s investment goal is non-fundamental and may be changed without shareholder approval, upon at least 60 days’ notice to shareholders. In implementing its investment goal, the Fund may invest in the following securities and use the following transactions and investment techniques as part of its principal investment strategies. Some of these securities, transactions and techniques involve special risks, which are described below. The Fund, which has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by its name, will provide shareholders with at least 60 days’ notice of any change in this policy.

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks . Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Investment Techniques

Securities Lending. The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment goal.

Additional Risk Information

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of the Fund’s investments goes down, you may lose money.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	3

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

In addition to the above principal risks, the U.S. and international markets have experienced dramatic volatility, lower valuations and reduced liquidity in recent years. Such market conditions may increase the risks affecting the Fund. Furthermore, although the Fund does not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Fund’s Adviser believes it is appropriate to do so in light of the Fund’s investment goal. As a result, the Fund may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by the Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders for federal income tax purposes.

4	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the Marshall Funds? Only adult U.S. citizens or residents or a U.S. entity with a valid U.S. taxpayer identification (social security or employer identification) number may invest in the Marshall Funds. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy the Institutional Class shares of the Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on most national holidays and on Good Friday.

When you deliver your transaction request in proper form and it is accepted by the Marshall Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) for the Institutional Class shares. The NAV is calculated for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? The Fund’s NAV per Institutional Class share is the value of a single Institutional Class share. It is computed by totaling the Institutional Class shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Class shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Class shares, then dividing the result by the number of Institutional Class shares outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

In determining the NAV for the Fund, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ.

Equity securities without a reported trade are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Redemption Fee. For 30 days following your purchase of shares of the Fund, your redemption or exchange proceeds may be reduced by a redemption fee of 2.00%. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in the

HOW TO BUY SHARES	5

How to Buy Shares (cont.)

Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian, normally the next business day after receipt. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

6	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments
•To open an account–$2,000,000

Phone 1-800-236-FUND (3863)

•Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail
•To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•To add to your existing Fund account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

Wire
•Notify MIS and request wire instructions at 1-800-236-FUND (3863).

•If a new account, fax completed account application to MIS at 1-414-287-8511.

•Mail a completed account application to the Fund at the address above under “Mail.”

•Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	7

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS.

Redemption requests for the Fund must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regard-

less of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain distributions or dividends), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)
•Contact MIS.

•If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•Upon written request sent to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

8	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange Institutional Class shares of the Fund for Institutional Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Marshall Fund with a different shareholder regis-

tration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the Fund within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The

HOW TO REDEEM AND EXCHANGE SHARES	9

Additional Conditions for Redemptions (cont.)

redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), such as disability, hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions and loans. The Fund’s officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Fund seeks to detect and deter market timing activity, its ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Fund may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those utilized by the Fund’s transfer agent. In addition, the Fund may rely on a financial intermediary’s market timing policy, even if those policies are different from the Fund’s policy, when the Fund believes that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on whether the redemption fee is applied to redemptions or exchanges of your shares.

The Fund may request that financial intermediaries furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Fund also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Fund’s or their market timing policies. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

10	HOW TO REDEEM AND EXCHANGE SHARES

Account and Share Information

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the Fund are declared and paid quarterly. Dividends are paid to all shareholders invested in the Fund on the record date, which is the date on which a shareholder must officially own shares in order to receive a dividend.

In addition, the Fund distributes net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in the Fund’s distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment. Dividends and capital gain distributions are treated the same for federal income tax purposes whether received in cash or in additional shares.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. The distribution will generally be taxable to you for federal income tax purposes.

What are Dividends and Capital Gains?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Multiple Classes . The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers two classes of shares. All shares of a class of the Fund have equal voting rights and generally will be entitled to vote in the aggregate and not by a class. There may be circumstances, however, when only shareholders of a particular class or a Marshall Fund are entitled to vote on matters affecting that class or fund. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of investment income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions, determined without regard to the deduction for dividends paid by the Fund), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for taxable years beginning on or before December 31, 2010 for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income for taxable years beginning after December 31, 2010. Distributions of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long you may have held shares of the Fund. The maximum federal income tax rate on ordinary income is

ACCOUNT AND SHARE INFORMATION	11

Account and Share Information (cont.)

currently 35%, while long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum federal income tax rate on ordinary income is scheduled to increase to 39.6% and the long-term capital gain rate is scheduled to increase to 20%. Distributions from the Fund are expected to primarily consist of net capital gains.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Your redemption of Fund shares may result in a taxable gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. An exchange of Fund shares for shares in any other Marshall Fund generally will be treated for federal tax purposes as a redemption followed by the purchase of shares of the other fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, you fail to make certain required certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including tax-exempt interest dividends) and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Back-up withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

12	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser manages the Fund’s assets, including buying and selling portfolio securities for the Fund. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of July 31, 2010 the Adviser had approximately $32.5 billion in assets under management, of which approximately $8.4 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Managers. The Fund is managed by a team of portfolio managers and other investment personnel comprised of investment professionals in Delta Asset Management, an operating division of the Adviser.

Carl Goldsmith, a senior vice president of the Delta Asset Management division, has served as the lead portfolio manager of the Fund since its inception. Mr. Goldsmith is a founding member of Delta Asset Management, formed in 1991 as part of Furman Selz Capital Management. Prior to forming Delta Asset Management, he was the Senior Equity Portfolio Manager for Security Pacific Investment Managers.

Marla Ryan, CFA, a senior vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 1998, Ms. Ryan served as an Equity Portfolio Manager with Farmers Insurance Group, an Analyst at ARCO Investment Management Company, and Assistant Vice President with Security Pacific Corporate Banking Group.

David Garza, CFA, a vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 2006, Mr. Garza was the Director of Investments for the Large Cap Growth team at Engemann Asset Management. He also founded Galileo Capital Management where he managed a long/short portfolio. Mr. Garza was formerly a partner and Managing Director at Roxbury Capital Management and an auditor at Ernst & Young.

Brenda Cullen, a vice president and senior equity analyst of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception. Prior to joining Delta Asset Management in 2005, Ms. Cullen was an equity analyst at Hotchkis and Wiley Capital Management.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fee. The Adviser is entitled to receive an investment advisory fee from the Fund at the annual rate of 0.50% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee for the Fund. Any such waiver by the Adviser is voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.65% of the ADNA of the Institutional Class of the Fund (the “Expense Limit”). The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

The Board’s basis for approving the investment advisory contract on behalf of the Fund will be included in the Fund’s first financial report.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Fund as custodian of the assets, shareholder services agent, securities lending agent, recordkeeper and administrator directly and through its division, MIS. The custody fees are calculated at the annual rate of 0.02% on the first $250 million of the Fund’s ADNA plus 0.01%

MARSHALL FUNDS, INC. INFORMATION	13

Marshall Funds, Inc. Information (cont.)

of assets exceeding $250 million. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of the Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator.

M&I Trust, as administrator, is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850	on the next $250 million
0.0800	on the next $200 million
0.0400	on the next $100 million
0.0200	on the next $200 million
0.0100	on ADNA in excess of $1.0 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives from the Fund an annual per-account fee for recordkeeping services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform recordkeeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as M&I Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Fund and for other services. For its services, M&I Financial Advisors may receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. MID is an affiliate of the Adviser and M&I Trust.

14	MARSHALL FUNDS, INC. INFORMATION

Financial Highlights

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s first financial report.

FINANCIAL HIGHLIGHTS	15

Marshall Funds, Inc.

Privacy Policy Notice

Federal regulations require financial institutions to deliver a summary of their privacy policies to their customers. We were committed to maintaining the confidentiality of your personal information long before these regulations required us to do so, and intend to do the same in the future. Allow us to summarize for you, in clear, plain-English terms, our policies regarding how we obtain, handle, use and protect your personal information.

INFORMATION COLLECTION POLICY. We receive non-public personal information about you during the normal course of business from the following sources:

•

From you, or from your financial representative, on account applications, other forms or electronically (for example, your name, address, phone number, e-mail address, social security number, assets and income).

•	From you, or from your financial representative, through transactions, correspondence and other communications (for example, your specific investment purchases and your account balances).

•	From you in connection with providing you a financial product or service (for example, your bank account numbers used for transferring funds to or from the Marshall Funds).

INFORMATION SHARING POLICY. Under no circumstances, do we rent, sell or trade your personal information to anyone nor do we disclose it to anyone except as permitted or required by law. We may disclose your non-public personal information to companies that provide services to the Marshall Funds such as transfer agents, printers and mailing agents that deliver annual reports, prospectuses and other required shareholder communications. All of the information we collect may be shared with our affiliates (such as Marshall & Ilsley Trust Company, M&I Financial Advisors, Inc. and their affiliates). We also may share this information with financial institutions, such as the bank, broker-dealer or other financial intermediary through whom you purchased your shares of the Marshall Funds, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service or with other financial institutions with whom we have joint marketing agreements.

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION SECURITY POLICY. We maintain physical, electronic and procedural safeguards consistent with industry standards to protect the confidentiality, integrity and security of your non-public personal information. We permit access to your personal information only by authorized personnel who need that information to provide products or services to you. On our website, we use a full range of Internet security measures such as data encryption, user names and passwords. Please note, however, that when you use a link from our website to a non-Marshall Funds site, the Marshall Funds privacy policies and Internet security measures no longer apply.

We require third parties to protect the security and confidentiality of your non-public personal information. These requirements are reflected in written agreements between the Marshall Funds and third party service providers. Except as required by law, under no circumstances do we permit third parties to rent, sell, trade or otherwise release or disclose your personal information to any other party.

CHANGES TO OUR PRIVACY POLICY. The Marshall Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ADDITIONAL RIGHTS. You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

* * * * * * * * * * *

For questions about our privacy policy, please contact us at 1-800-236-FUND (3863) or visit our website at http://www.marshallfunds.com.

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the SAI and the Annual and Semi-Annual Reports of the Fund as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the Marshall Funds’ website at www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

Internet address: www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

M&I Distributors, LLC Distributor	Investment Company Act File No. 811-58433

Marshall Funds, Inc.

Statement of Additional Information

September 1, 2010

Marshall Large-Cap Focus Fund (Fund)

Investor Class (Class Y)	(MLYFX)
Institutional Class (Class I)	(MLIFX)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the Fund dated September 1, 2010. You may obtain the Prospectuses and the Annual Report, when available, without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ website at http://www.marshallfunds.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

Distributor

i

HOW IS THE FUND ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Fund is a diversified portfolio of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation consists of nineteen separate series, one of which is discussed in this SAI.

The Board of Directors of the Corporation (Board) has established Investor Class Shares (Class Y) and Institutional Class Shares (Class I) with respect to the Fund.

The Fund’s investment adviser is M&I Investment Management Corp. (Adviser).

This SAI contains additional information about the Corporation and the Fund. This SAI uses the same terms as defined in the Fund’s Prospectuses.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology and provide that the Prospectuses and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s securities and investment techniques that are described in the Prospectuses.

Recent Market Events

U.S. and international markets have experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the following securities.

Asset-Backed/Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money directly or through reverse repurchase agreements (as described below) in amounts up to one-third of total assets and pledge some assets as collateral. If the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Fund may borrow money for temporary or emergency purposes. The Fund pays a portion of the commitment fee to the bank in order for the line of credit to be available.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. A fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser believes that certain Section 4(2) commercial paper and certain other restricted securities that meet the Board’s criteria for liquidity are liquid. Section 4(2) commercial paper and restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Concentration. The Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). For purposes of this policy, the Adviser determines industry classifications in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International.

Convertible Securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, the Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Depositary Receipts. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative instruments (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Fund, in pursuing its objective and to the extent specified herein or in its Prospectuses, may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent the Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. The Fund may invest in other types of financial instruments that are not currently available but that may be developed in the future.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for the Fund, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or to the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase or write call futures options and put futures options, to the extent specified herein or in its Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission, neither the Corporation nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (CEA), and they are not subject to registration or regulation as such under that Act.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Fund’s use of financial futures and options may not always be a successful strategy and using them could lower the Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by the Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Fund to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in its Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase or a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid in accordance with procedures established by the Board, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or

(ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional Risks of Futures Contracts and Options. Options on securities, futures contracts, and foreign currencies and futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (swap options).

The Fund may enter into swap transactions for any legal purpose consistent with its investment goal and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment goal will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code for qualification as a regulated investment company may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets in hybrid instruments at time of investment.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to be announced mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are the fundamental units of ownership in a company. The following describes the types of equity securities in which the Fund may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat redeemable preferred stock as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, the Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Fund invests may be redeemed by the issuer before maturity. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Investing in foreign securities, including foreign corporate debt securities and foreign debt securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Interfund Borrowing and Lending. The Securities and Exchange Commission (SEC) has granted an order permitting the Fund to participate in the Corporation’s interfund lending program. This program would allow the Fund to lend cash to and borrow cash from other Marshall Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Marshall Funds money market fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Fund. The Fund may participate in the program only if its participation is consistent with the Fund’s investment polices and limitations.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. As a lending fund, the Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Fund currently lends its portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Fund and M&I Trust have received an order from the SEC that permits M&I Trust to charge, and the Fund to pay, market-based compensation for M&I Trust’s services as securities lending agent.

Securities Lending Risks. When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Fund also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under Foreign Securities, above.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, and securities of other investment companies investing in short-term debt securities. The Fund’s temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency, a newly created independent regulator, with a stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The obligations of Fannie Mae and Freddie Mac are guaranteed obligations of the U.S. government while the entities remain in conservatorship. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

NON-FUNDAMENTAL INVESTMENT GOAL

The Fund’s investment goal is to provide capital appreciation. The investment goal of the Fund may be changed by the Board without shareholder approval, upon at least 60 days’ notice to shareholders.

INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities except that the Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Fund is permitted to enter into futures contracts, options or forward contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase and sell futures contracts and related options.*

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities shall not be considered investments in any one industry.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

*	The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. There is no fundamental investment limitation regarding the Fund’s purchase or sale of financial futures contracts or related options.

Investing in Illiquid and Restricted Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Adviser to be liquid in accordance with procedures established by the Board.

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

Investing in Options

Except for bona fide hedging purposes, the Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

The Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

The Fund will not write call options in excess of 25% of the value of its total assets.

Other Investment Policy

Pursuant to Rule 35d-1 under the 1940 Act, the Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. The Fund will provide its shareholders with at least 60 days prior written notice of any changes to such policy as required by Rule 35d-1.

VALUATION OF SECURITIES

Portfolio securities of the Fund are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith in accordance with procedures approved by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If it is determined, based upon certain triggers, that the closing price of a foreign security held by the Fund is unreliable, such security will be priced using factors provided by an independent pricing service approved by the Board (Factors). If an appropriate Factor is not available for pricing of the security, the security will be priced at fair value as determined in good faith in accordance with procedures approved by the Board.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectuses, shares of each class of the Fund are sold at their net asset value on days the NYSE is open for business. The procedure for purchasing shares is explained in the Prospectuses under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Fund’s shares (the Distributor). Under a Distribution Agreement with the Fund, MID offers the Fund’s shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and M&I Trust.

Shareholder Services (Class Y Shares Only)

M&I Trust is the shareholder servicing agent for the Fund. As such, it provides shareholder services to the Fund that include, but are not limited to, distributing Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Fund may pay M&I Trust for providing shareholder services and maintaining shareholder accounts. M&I Trust may select others to perform these services for their customers and may pay them fees. M&I Trust may voluntarily waive fees it receives for providing shareholder services and maintaining shareholder accounts. M&I Trust may terminate such voluntary waivers at any time. No shareholder services fee information is provided since the Fund was not offered for sale prior to the date of this SAI.

HOW TO BUY SHARES

Exchanging Securities for Shares

A shareholder may contact the Fund to request a purchase of shares in an exchange for securities owned by the shareholder. The Fund reserves the right to determine whether to accept the securities and the minimum market value to accept. The Fund will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal income tax purposes.

Redemption In Kind

Although the Fund intends to pay share redemptions in cash, the Fund reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its net asset value. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund. All shares of the Fund or class in the Corporation have equal voting rights, except that only shares of the Fund or class are entitled to vote on matters affecting the Fund or class.

Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided under former WBCL Section 180.0622(2)(b) with respect to certain obligations incurred by the Corporation prior to June 14, 2006. Former Section 180.0622(2)(b) of the WBCL provided that holders of common stock of a corporation could be assessed up to the par value of their shares to satisfy the obligations of the corporation to its employees for services performed for the corporation, but not exceeding six months’ service in any one case. Certain Wisconsin courts interpreted “par value” to mean the full amount paid upon the purchase of shares of common stock. Pursuant to 2005 Wisconsin Act 474, Section 180.0622(2)(b) of the WBCL was repealed effective June 14, 2006 and is not applicable to obligations incurred by the Corporation on or after such date. Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock.

Control Persons and Principal Shareholders

Any person who beneficially owns more than 25% of the outstanding shares of the Fund or a class may be considered a “controlling person” of the Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

As of August 31, 2010, the Adviser owned 100% of the outstanding Investor Class shares of the Fund and Mitra & Co*, 11270 West Park Place, Suite 400, Milwaukee, WI 53224, owned 100% of the outstanding Institutional Class shares of the Fund.

As of the date of the SAI, the current officers and directors of the Corporation did not own any shares of the Fund.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

The Fund intends to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

(including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions. In the event the Fund fails to qualify as a regulated investment company under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by the Fund.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. These Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives. As a result, the Fund may be required to limit its investments in such transactions and it is also possible that the Internal Revenue Service (IRS) may not agree with the Fund’s treatment of such transactions. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If the Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

Shareholders will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income for taxable years beginning after December 31, 2010. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund’s shareholders.

Dividend income received by the Fund and distributed to the Fund shareholder may not be treated as qualified dividend income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

To the extent the Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from the Fund (including exempt interest dividends) and on redemptions of Fund shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in applicable IRS rules and regulations. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

DIRECTORS AND OFFICERS

Directors

The directors of the Corporation, together with information regarding their age, business experience during the past five years, and other information are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Each director with two asterisks (**) is deemed to be an “interested person,” as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Marshall Funds are referred to in this SAI as “independent directors.” The Corporation currently consists of nineteen separate portfolios or funds. Information in the following table is as of July 31, 2010 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 53	Director and President	Since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	19	None

Kenneth C. Krei** Age: 60	Director	Since July 2004	Chairman of M&I Financial Advisors, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	19	None

*	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
**	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 68	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	19	None

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Ridge A. Braunschweig Age: 57	Independent Director	Since October 2009	Executive Vice President, Chief Financial Officer and Treasurer, since 2000; Vice President of Finance (1985-2000); Controller and Treasurer (1983-1985); Assistant to the President (1981-1983), CPL Industries, Inc. (manufacturing holding company prior to May, 2009; family office since May, 2009).	19	None

Benjamin M. Cutler Age: 65	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2002.	19	None

John A. Lubs Age: 62	Independent Director	Since July 2004	Special Independent Consultant to Family Board Members Mason Companies, Inc., since 2010; Vice Chairman, Mason Companies, Inc. (a footwear distributor), October 2004 to July 2010; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	19	Hospital director of St. Francis

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James Mitchell Age: 63	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	19	None

Barbara J. Pope Age: 62	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	19	None

The independent directors, personally or through business relationships, may have banking, investment management, custodial or borrowing relationships with the M&I Bank, M&I Trust and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of July 31, 2010.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 37	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John D. Boritzke Age: 54	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Julie A. D’Angelo Age: 40	Secretary	Elected by the Board annually; since April 2010	Vice President and Securities Counsel of the Adviser and M&I Trust, since 2009; Associate, Foley & Lardner LLP (a law firm), 2002-2009.

Stephen R. Oliver Age: 59	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds, from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds, from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company), from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance company) and President, Gold Reinsurance Company Ltd. (reinsurance company), from December 2001 to March 2006.

Board of Directors

The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the year ended August 31, 2009, the Board met seven times. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other services providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the Funds overseen by the Board and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance and investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The Board also meets quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2009, the Audit Committee held four meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2009, the Nominating and Governance Committee did not meet.

The Board has also established a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experience and qualifications that led the Board to conclude, as of the date of this SAI, that each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006. The Board also considered his professional and financial industry experience serving as an executive, counsel and director of various fund complexes. The Board considered the executive, regulatory, investment and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Vice President of the Adviser and M&I Trust since 1998. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Braunschweig has served as a director since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditor experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Krei has served as a director since 2004, Chairman of M&I Financial Advisors, Inc. since January 2005, Director and Chief Executive Officer of the Adviser since July 2003, Director, President and Chief Executive Officer of M&I Trust since July 2003 and Senior Vice President of Marshall & Ilsley Corporation since July 2003. The Board also considered his professional experience serving in various executive positions within the financial industry. The Board considered the executive, investment and operations experience that Mr. Krei gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Krei’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Lubs has served as a director since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. The Board also considered the executive, financial and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director since 1999, and that she serves as chair of the Audit Committee and the Nominating and Governance Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

The Corporation pays each independent director an aggregate annual fee of $50,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the estimated compensation to be paid to the directors by the Corporation for the fiscal year ended August 31, 2010.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$50,000	$50,000
Ridge A. Braunschweig	$50,000	$50,000
Benjamin M. Cutler	$50,000	$50,000
John A. Lubs	$50,000	$50,000
James Mitchell	$50,000	$50,000
Barbara J. Pope	$50,000	$50,000

(1)

The Marshall Funds Complex consists of 18 Funds that had commenced operations prior to August 31, 2010. The Fund will pay an equal portion of the total compensation received by each independent director. The Fund had not commenced operations prior to August 31, 2010, and, therefore, did not pay any share of the total annual fees paid to the Independent Directors.

Board Ownership of Shares in the Fund and in the Marshall Funds Family of Investment Companies as of December 31, 2009

Name of Director	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies
Larry D. Armel	None	Over $100,000
John M. Blaser	None	Over $100,000
Ridge A. Braunschweig	None	Over $100,000
Benjamin M. Cutler	None	Over $100,000
Kenneth C. Krei	None	Over $100,000
John A. Lubs	None	$50,001-$100,000
James Mitchell	None	Over $100,000
Barbara J. Pope	None	Over $100,000

Adviser to the Fund

The Fund’s investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin. The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, the Fund pays the Adviser, on a monthly basis, an annual management fee of 0.50% based on the percentage of the average daily net assets of the Fund (ADNA).

The Adviser may voluntarily waive any portion of its management fee for the Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion. The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the percentage of the average daily net assets of the class of the Fund (the “Expense Limit”), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Expense Limit
Investor Class (Class Y)	0.90%
Institutional Class (Class I)	0.65%

No management fee information is provided since the Fund was not offered for sale prior to the date of this  SAI.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Fund’s Prospectuses, the portfolio managers listed below are jointly responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

As of July 31, 2010

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Portfolio Managers	Number	Total Assets ($)	Number	Total Assets ($)	Number		Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Carl Goldsmith	—	—	—	—	21	*	$1,484.5 million	—	—
Marla Ryan	—	—	—	—	21	*	$1,484.5 million	—	—
David Garza	—	—	—	—	21	*	$1,484.5 million	—	—
Brenda Cullen	—	—	—	—	21	*	$1,484.5 million	—	—

*	Includes accounts managed jointly with other portfolio managers

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Compensation for the Adviser’s portfolio managers generally consists of a base salary, a performance bonus and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on his level of experience and responsibilities in accordance with industry standards and competitive factors. A portfolio manager’s performance bonus is determined primarily in relation to the pre-tax investment performance of the accounts, including the Fund, under his management. Performance is measured relative to the long- and short-term performance of an index assigned to each fund and account, measured on a one- and three-year basis, with greater weight given to long-term performance. With respect to the portion of compensation received for managing the Fund, each portfolio manager’s performance is measured against the Lipper Large-Cap Core Funds Index.

In addition, portfolio managers are eligible to participate in a bonus pool, which is based on the percentage of revenues generated by the assets managed by the Adviser. Payments under the bonus pool are discretionary as determined by the Adviser’s Chief Investment Officer and Director of Equity Research or Director of Fixed Income Research, as applicable. The Chief Investment Officer also may authorize additional incentive compensation to certain portfolio managers who provide significant assistance to the Adviser in creating new institutional investor relationships. In order to attract and retain experienced and talented individuals, the Adviser also may offer certain portfolio managers stock options in Marshall & Ilsley Corporation, the Adviser’s parent company, and/or certain perquisites, such as reimbursement of club membership dues. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Ownership of Fund Shares by Portfolio Managers

No ownership information is provided since the Fund was not offered for sale prior to the date of this SAI.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolios to the Adviser.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors. Routine matters include, but are not limited to, proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy. The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust. The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

Proxy Voting Record

The Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and file it with the SEC by August 31. The Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser and M&I Trust. Pursuant to the Disclosure Policy, the Corporation may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

As required by SEC regulations, the Corporation will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•

The Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Fund’s service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent registered public accounting firm, legal counsel and financial printer, in connection with the fulfillment of their duties to the Fund and the Corporation;

•	The Fund’s portfolio holdings as of each month end are disclosed on the Fund’s website at http://www.marshallfunds.com no earlier than five days after month end;

•	The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional databases following the posting of the holdings on the Fund’s website as described above;

•	Portfolio holdings of the Fund as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients.

•	Portfolio holdings are provided to rating agencies that rate a Fund as required by the rating agency.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law which prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Fund, the Adviser or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy. The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including all of the Marshall Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The

Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund, the other Marshall Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other Marshall Funds, and between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

Brokerage commission information is not provided for the Fund since it was not offered for sale prior to the date of this SAI.

INFORMATION ABOUT THE FUND’S SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, the Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator

M&I Trust is the administrator of the Fund. M&I Trust is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

No administrative fee information is provided since the Fund was not offered for sale prior to the date of this SAI.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	preparation, negotiation and administration of contracts on behalf of the Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of the Fund; and

•	provision of advice to the Fund and the Board.

Sub-Administrator

UMBFS is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

reviewing and filing with the SEC and state regulatory authorities the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	drafting and reviewing the Fund’s annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent registered public accounting firm and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Fund; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to the Fund, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $200 million	0.0090%
Next $200 million	0.0085
Next $200 million	0.0075
Next $200 million	0.0065
Next $200 million	0.0055
Next $200 million	0.0045
Over $1.2 billion	0.0035

Securities Lending

The Fund will pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. No securities lending fee information is provided since the Fund was not offered for sale prior to the date of this SAI.

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

The Fund may pay amounts to third parties, such as banks, broker-dealers or affiliated entities, including M&I Trust, that provide recordkeeping services, shareholder servicing and/or other administrative services to the Fund.

Fund Accountants

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Fund. For its services, UMBFS receives a fee based on net assets of the Fund.

Custodians

M&I Trust, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Fund. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of the Fund’s average aggregate daily net assets.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, PricewaterhouseCoopers, LLP, One North Wacker, Chicago, Illinois, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, when available, the total return of the Investor Class and/or Institutional Class shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

A copy of the Annual or Semi-Annual Report, when available, for the Fund may be obtained without charge by contacting MIS at the address located on the back cover of the SAI or by calling MIS at 1-414-287-8555 or 1-800-236-FUND (3863).

ADDRESSES

The Fund:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser:

M&I Investment Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Custodian and Administrator:

Marshall & Ilsley Trust Company N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent:

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

Shareholder Servicing Agent:

Marshall Investor Services, a division of

Marshall & Ilsley Trust Company N.A.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Legal Counsel:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

A-1

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers, LLP,

One North Wacker, Chicago, Illinois

Marshall Investor Services

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

Internet address: http:www.marshallfunds.com

A-2

MARSHALL FUNDS, INC.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)(1)	Articles of Incorporation dated July 30, 1992[5]

(a)(2)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[5]

(a)(3)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[5]

(a)(4)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[5]

(a)(5)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[3]

(a)(6)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[5]

(a)(7)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[7]

(a)(8)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[8]

(a)(9)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[9]

(a)(10)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[10]

(a)(11)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[11]

(a)(12)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[12]

(a)(13)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[13]

(a)(14)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[18]

(a)(15)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[18]

(a)(16)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[20]

(a)(17)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[20]

(a)(18)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[22]

(a)(19)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[24]

(a)(20)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[26]

(a)(21)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[27]

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010#

(b)	By-Laws As Amended and Restated through July 8, 2009[27]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d)(1)	Investment Advisory Contract with M&I Investment Management Corp. dated October 1, 1992[29]

(d)(2)	Amendment No. 1 to Exhibit A of Investment Advisory Contract dated May 1, 2000[12]

(d)(3)	Amendment No. 1 to Exhibit B of Investment Advisory Contract dated May 29, 2007[22]

(d)(4)	Amendment No. 1 to Exhibit E of Investment Advisory Contract dated May 29, 2007[22]

(d)(5)	Amendment No. 1 to Exhibit F of Investment Advisory Contract dated May 29, 2007[22]

(d)(6)	Exhibit H to Investment Advisory Contract dated April 26, 1993[29]

(d)(7)	Exhibit I to Investment Advisory Contract dated April 26, 1993[29]

(d)(8)	Exhibit J to Investment Advisory Contract dated April 26, 1993[29]

(d)(9)	Exhibit L to Investment Advisory Contract dated November 1, 1993[4]

(d)(10)	Exhibit M to Investment Advisory Contract dated August 1, 1994[7]

(d)(11)	Exhibit N to Investment Advisory Contract dated August 1, 1996[8]

(d)(12)	Exhibit O to Investment Advisory Contract dated December 1, 2003[16]

(d)(13)	Exhibit P to Investment Advisory Contract dated May 29, 2007[22]

(d)(14)	Exhibit Q to Investment Advisory Contract dated December 15, 2008[26]

(d)(15)	Exhibit R to Investment Advisory Contract dated December 15, 2008[26]

(d)(16)	Exhibit S to Investment Advisory Contract dated December 15, 2008[26]

(d)(17)	Exhibit T to Investment Advisory Contract dated August 5, 2009[29]

(d)(18)	Exhibit U to Investment Advisory Contract dated August 4, 2010#

(d)(19)	Amendment to Investment Advisory Contract dated June 15, 2001[14]

(d)(20)	Amendment to Investment Advisory Contract dated November 1, 2007[23]

(d)(21)	Amendment to Investment Advisory Contract dated July 1, 2008[25]

(d)(22)	Amendment to Investment Advisory Contract dated December 15, 2008[26]

(d)(23)	Form of Sub-Advisory Agreement with Acadian Asset Management dated September 1, 2005[19]

(d)(24)	Form of Sub-Advisory Agreement with Trilogy Global Advisors, LLC (formerly BPI Global Asset Management, LLC) dated September 1, 2005[19]

(d)(25)	Form of Sub-Advisory Agreement with Trilogy Global Advisors, LLC dated December 15, 2008[26]

(d)(26)	Form of Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC dated December 15, 2008[26]

(e)(1)	Distribution Agreement with M&I Distributors, LLC dated September 2, 2008[25]

(e)(2)	Amended and Restated Schedule A to Distribution Agreement dated August 4, 2010#

(f)	Bonus or Profit Sharing Contracts—None

(g)(1)	Custodian Contract with Marshall & Ilsley Trust Company dated April 26, 1993[4]

(g)(2)	Amendment to Custodian Contract dated November 1, 1995[20]

(g)(3)	Amendment to Custodian Contract dated November 1, 2000[20]

(g)(4)	Amendment to Custodian Contract dated June 22, 2001[14]

(g)(5)	Custodian Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) for Marshall International Stock Fund dated September 1, 2004[18]

(g)(6)	Amendment to Custodian Agreement dated December 1, 2008[26]

(h)(1)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[15]

(h)(2)	Amendment to Administrative Services Agreement dated June 22, 2001[14]

(h)(3)	Amendment to Administrative Services Agreement dated November 1, 2007[23]

(h)(4)	Amendment to Administrative Services Agreement dated July 1, 2008[25]

(h)(5)	Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[18]

(h)(6)	Amended and Restated Schedule A to Sub-Administration Agreement dated August 4, 2010#

(h)(7)	Shareholder Services Agreement dated September 1, 1999[11]

(h)(8)	Amended and Restated Exhibit 1 of Shareholder Services Agreement dated August 4, 2010#

(h)(9)	Amendment to Shareholder Services Agreement dated June 22, 2001[14]

(h)(10)	Transfer Agency, Sub-Transfer Agency and Service Agreement dated September 1, 2006[21]

(h)(11)	Amended Schedule A to Transfer Agency and Service Agreement dated August 4, 2010#

(h)(12)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[18]

(h)(13)	Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc. dated August 4, 2010#

(h)(14)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) for Marshall International Stock Fund dated September 1, 2004[18]

(h)(15)	Amendment to Fund Accounting Agreement with State Street Bank & Trust Company dated December 1, 2008[26]

(h)(16)	Expense Limitation Agreement dated September 1, 2009#

(i)(1)	Opinion and Consent[1]

(i)(2)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 31, 2007[22]

(i)(3)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2008[24]

(i)(4)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2008[26]

(i)(5)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 29, 2009[28]

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010#

(j)	Consent of Independent Registered Public Accounting Firm#

(k)	Omitted Financial Statements—None

(l)	Initial Capital Understanding[6]

(m)(1)	Amended and Restated Rule 12b-1 Plan dated September 2, 2008[25]

(m)(2)	Form of Sales and Services Agreement[25]

(m)(3)	Form of Sales and Services Agreement, As Amended#

(n)(1)	Multiple Class Plan, As Amended through January 29, 2008[24]

(n)(2)	Multiple Class Plan, As Amended through December 1, 2008[26]

(n)(3)	Multiple Class Plan, As Amended through August 4, 2010#

(o)	Reserved

(p)(1)	Marshall Funds and M&I Investment Management Corp. Code of Ethics dated August 1, 2008[26]

(p)(2)	Trilogy Global Advisors, LLC Code of Ethics and Insider Trading Policy Statement dated December 2007[26]

(p)(3)	Acadian Asset Management Code of Ethics dated January 2008[26]

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics[26]

(p)(5)	M&I Distributors, LLC Code of Ethics dated January 1, 2008[25]

(q)(1)	Power of Attorney dated October 25, 2004[17]

(q)(2)	Power of Attorney dated October 23, 2006[21]

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 7 filed October 29, 1993.*
[3]	Exhibit to PEA No. 8 filed December 28, 1993.*
[4]	Exhibit to PEA No. 10 filed July 1, 1994.*
[5]	Exhibit to PEA No. 11 filed October 21, 1994.*
[6]	Exhibit to PEA No. 14 filed December 26, 1995.*
[7]	Exhibit to PEA No. 15 filed June 17, 1996.*
[8]	Exhibit to PEA No. 17 filed August 30, 1996.*
[9]	Exhibit to PEA No. 22 filed October 21, 1998.*
[10]	Exhibit to PEA No. 27 filed August 27, 1999.*
[11]	Exhibit to PEA No. 29 filed October 29, 1999.*
[12]	Exhibit to PEA No. 31 filed March 1, 2000.*
[13]	Exhibit to PEA No. 33 filed October 30, 2000.*
[14]	Exhibit to PEA No. 34 filed October 29, 2001.*
[15]	Exhibit to PEA No. 37 filed October 30, 2003.*
[16]	Exhibit to PEA No. 39 filed July 9, 2004.*
[17]	Exhibit to PEA No. 41 filed October 27, 2004.*
[18]	Exhibit to PEA No. 42 filed December 30, 2004.*
[19]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[20]	Exhibit to PEA No. 46 filed October 31, 2005.*
[21]	Exhibit to PEA No. 47 filed October 31, 2006.*
[22]	Exhibit to PEA No. 49 filed June 1, 2007.*
[23]	Exhibit to PEA No. 51 filed November 30, 2007.*
[24]	Exhibit to PEA No. 52 filed January 29, 2008.*

[25]	Exhibit to PEA No. 53 filed September 16, 2008.*
[26]	Exhibit to PEA No. 55 filed December 15, 2008.*
[27]	Exhibit to PEA No. 56 filed July 16, 2009.*
[28]	Exhibit to PEA No. 58 filed September 30, 2009.*
[29]	Exhibit to PEA No. 62 filed December 28, 2009.*
*	Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The information in the Statement of Additional Information captions “Account and Share Information—Control Persons and Principal Shareholders” and “Who Manages the Funds—Adviser to the Funds” is incorporated by reference.

Item 30.	Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and M&I Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.	Business and Other Connections of the Investment Adviser.

M&I Investment Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser and wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Who Manages the Funds?” section of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 32.	Principal Underwriters.

(a) None.

(b) To the best of Registrant’s knowledge, the executive officers of M&I Distributors, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with M&I Distributors, LLC	Positions and Offices with Registrant
William J. Crain, Jr.	Director, Senior Vice President and Chief Financial Officer	None

William K. Curtis	Director, Senior Vice President and Chief Operating Officer	None

Stephen R. Oliver	Director and Vice President	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

James F. Duca II	Director, President, CEO and Managing Member	None

*	The address of each of the foregoing is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

(c) Not applicable.

Item 33.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2 Heritage Drive Quincy, MA 02171

Registrant’s Administrator and Sub-Transfer Agent	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Administrator and Portfolio Accounting Services Agent (except Marshall International Stock Fund and Marshall Emerging Markets Equity Fund)	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

Registrant’s Investment Adviser	M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Custodian	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Distributor	M&I Distributors, LLC 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Item 34.	Management Services.

None.

Item 35.	Undertakings.

Not applicable.

EXHIBIT INDEX

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010

(d)(18)	Exhibit U to Investment Advisory Contract dated August 4, 2010

(e)(2)	Amended and Restated Schedule A to Distribution Agreement dated August 4, 2010

(h)(6)	Amended and Restated Schedule A to Sub-Administration Agreement dated August 4, 2010

(h)(8)	Amended and Restated Exhibit 1 of Shareholder Services Agreement dated August 4, 2010

(h)(11)	Amended Schedule A to Transfer Agency and Service Agreement dated August 4, 2010

(h)(13)	Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc. dated August 4, 2010

(h)(16)	Expense Limitation Agreement dated September 1, 2009

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010

(j)	Consent of Independent Registered Public Accounting Firm

(m)(3)	Form of Sales and Services Agreement, As Amended

(n)(3)	Multiple Class Plan, As Amended through August 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 30th day of August, 2010.

MARSHALL FUNDS, INC.

By:	/S/ JOHN M. BLASER
John M. Blaser President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below on August 30, 2010 by the following persons in the capacities indicated.

Signature	Title

/S/ JOHN M. BLASER	President (principal executive officer) and Director
John M. Blaser

/S/ TIMOTHY M. BONIN	Treasurer (principal financial officer)
Timothy M. Bonin

*	Director
Kenneth C. Krei

*	Director
Larry D. Armel

*	Director
Ridge A. Braunschweig

*	Director
Benjamin M. Cutler

*	Director
John A. Lubs

*	Director
James Mitchell

Signature	Title

*	Director
Barbara J. Pope

*By:	/S/ JOHN M. BLASER
John M. Blaser
Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A.